First Investors International Fund		Ticker Symbols
Summary Prospectus	January 31, 2019	Class A: FIINX
Class B: FIIOX
Advisor Class: FIIPX
Institutional Class: FIIQX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find this and other information about the Fund, including the statement of additional information (“SAI”) and most recent reports to shareholders, at www.foresters.com/prospectuses. You can also get this information at no cost by calling 1(800)423-4026 or by e-mailing investorservices@foresters.com. The Fund’s prospectus and SAI, dated January 31, 2019, as each may be amended or supplemented, and the financial statements in the annual report to shareholders, dated September 30, 2018, are incorporated herein by reference.

Investment Objective:  The Fund primarily seeks long-term capital growth.
Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $50,000 in certain classes of shares of certain First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 199 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-60 of the Fund’s SAI.  You may be required to pay a commission to your financial intermediary for Advisor Class and Institutional Class shares purchased through them. Such commissions are not reflected in the tables or the Example below.
Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%[1]	4.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Advisor Class	Institutional Class
Management Fees	0.97%	0.97%	0.97%	0.97%
Distribution and Service (12b-1) Fees	0.30%	1.00%	None	None
Other Expenses	0.29%	0.41%	0.21%	0.12%
Total Annual Fund Operating Expenses	1.56%	2.38%	1.18%	1.09%
1. A contingent deferred sales charge of 1% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge, as described further in the “What are the sales charges?” section of the prospectus.

Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods and reflects conversion of Class B to Class A after eight years.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 year	3 years	5 years	10 years
Class A shares	$725	$1,039	$1,376	$2,325
Class B shares	$641	$1,042	$1,470	$2,512
Advisor Class shares	$120	$375	$649	$1,432
Institutional Class shares	$111	$347	$601	$1,329
You would pay the following expenses on Class B shares if you did not redeem your shares:
	1 year	3 years	5 years	10 years
Class B shares	$241	$742	$1,270	$2,512
Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.
Principal Investment Strategies:  The Fund primarily invests in a portfolio of common stocks and other equity securities of companies that are located outside of the United States.  To a limited degree, the Fund may also invest in companies based in the United States.  The Fund primarily relies on the country where the issuer is incorporated, is headquartered or has its principal place of business in determining the location of an issuer. The Fund may consider a company to be located in a particular country even if it is not domiciled in, or have its principal place of business in, that country if at least 50% of its assets are in, or it expects to derive at least 50% of its total revenue or profits from, goods or services produced in or sales made in that country.
The Fund typically invests in the securities of medium to large size companies, but will also invest in smaller companies.  The Fund’s holdings may be limited to the securities of 40 to 60 different issuers and may focus its investments in companies located in or tied economically to particular countries or regions.  The Fund may invest significantly in emerging or developing markets.  Additionally, from time to time, in pursuing its investment strategies, the Fund may hold significant investments (25% or more of its assets) in a specific market sector, including the consumer staples sector.
The subadviser selects investments by screening a universe of stocks that meet its “quality growth” criteria, which include high return on equity and low to moderate leverage, among others.  It then further narrows that universe by using a bottom-up stock and business analysis approach to identify companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy possible long-term economic prospects.  The subadviser also seeks to generate greater returns by investing in securities at a price below what it believes to be the company’s intrinsic worth.
In making sell decisions, the subadviser considers, among other things, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser’s opinion, there has been a loss of long-term competitive advantage.
Principal Risks:  You can lose money by investing in the Fund.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Emerging Markets Risk.  The risks of investing in foreign securities are heightened when investing in emerging or developing markets.  The economies and political environments of emerging or developing countries tend to be more unstable, resulting in more volatile rates of returns than developed markets and substantially greater risk.

Focused Portfolio Risk.  Because the Fund’s assets may be invested in a limited number of issuers its performance may be more volatile than other funds whose portfolios contain a larger number of securities.
Foreign Securities Risk.  There are special risk factors associated with investing in foreign securities, including the risks of fluctuations in exchange rates, potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s financial condition, less stringent regulation and supervision of foreign securities markets, custodians and securities depositories, and potential capital restrictions.  To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that area.  As a result, it may be more volatile than a more geographically diversified fund.
Liquidity Risk.  Certain investments may be difficult or impossible to sell at a favorable time or price.  Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements.  This risk is particularly acute in the case of foreign securities that are traded in smaller, less-developed or emerging markets.
Market Risk.  Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.
Mid-Size and Small-Size Company Risk.  The market risk associated with the securities of mid- and small-size companies is generally greater than that associated with securities of larger, more established companies because such securities tend to experience sharper price fluctuations.  At times, it may be difficult to sell mid- to small size company stocks at reasonable prices.
Sector Risk.  The Fund may hold a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.  The Fund may be significantly invested in the consumer staples sector, meaning the value of its shares may be particularly vulnerable to factors affecting that sector, such as the health of the overall economy, marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.
Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Class A shares.  The table shows how the Fund’s average annual returns for 1, 5 and 10 years compare to those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available by visiting www.foresters.com or by calling 1 (800) 423-4026.
Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.
Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 18.55% (for the quarter ended June 30, 2009) and the lowest quarterly return was -13.19% (for the quarter ended September 30, 2011).

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	5 Years	10 Years	Life of Class (If less than 10 yrs)
Class A Shares
(Return Before Taxes)	-17.81%	1.44%	6.34%	--
(Return After Taxes on Distributions)	-19.18%	1.01%	6.00%	--
(Return After Taxes on Distributions and Sale of Fund Shares)	-9.59%	0.81%	4.90%	--
Class B Shares (Return Before Taxes)	-16.72%	1.41%	6.39%	--
Advisor Class Shares (Return Before Taxes) (Inception Date: 4/1/13)	-12.46%	3.04%	--	2.58%
Institutional Class Shares (Return Before Taxes) (Inception Date: 4/1/13)	-12.40%	3.14%	--	2.74%
MSCI EAFE Index (Gross) (reflects no deduction for fees, expenses or taxes)	-13.36%	1.00%	6.81%	3.69%
MSCI EAFE Index (Net) (reflects the deduction of foreign withholding taxes on dividends)	-13.79%	0.53%	6.31%	3.21%

The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and will vary for other share classes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Adviser: Foresters Investment Management Company, Inc. is the Fund’s investment adviser and Vontobel Asset Management, Inc. (“Vontobel”), serves as the subadviser of the Fund.

Portfolio Managers: The Fund is managed primarily by Matthew Benkendorf, Managing Director, Chief Investment Officer and Portfolio Manager for Vontobel, who has served as Portfolio Manager of the Fund since 2016. Daniel Kranson and David Souccar, each an Executive Director, Senior Research Analyst and Portfolio Manager for Vontobel, have served as Deputy Portfolio Managers of the Fund since 2016.

Purchase and Sale of Fund Shares: Class B shares of the Funds are closed to new accounts and new investments (excluding reinvestment of dividends, exchanges and other limited transactions). You may purchase or redeem shares of the Fund on any business day by: contacting your financial intermediary in accordance with its policies; writing to the Fund’s transfer agent at: Foresters Investor Services, Inc., Raritan Plaza I, Edison, NJ 08837; or calling the Fund’s transfer agent at 1(800)423-4026. The minimum initial purchase for Class A shares, Class B shares and Advisor Class shares is $1,000. The minimum initial purchase for Institutional Class shares is $2,000,000. The minimum initial purchase is reduced for certain types of accounts and also for accounts that are eligible to be opened under a systematic investment plan. Subsequent investments can be made in any U.S. dollar amount.

Tax Information: The Fund’s distributions are generally taxable, and will be taxed to you as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case the withdrawal of your investment from a tax-deferred arrangement may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries: The Fund is primarily sold to retail investors through its principal underwriter, Foresters Financial Services, Inc. (“FFS”), which is an affiliate of the Fund’s adviser, and both are subsidiaries of the same holding company. FFS representatives receive compensation for selling the Funds. The Fund also may be sold through unaffiliated broker-dealers and other financial intermediaries, that receive compensation for selling First Investors Funds. These payments may create a conflict of interest by influencing representatives, broker-dealers or other financial intermediaries to recommend First Investors Funds over other funds. For more information ask your representative or your financial intermediary, see the Fund’s SAI or visit Foresters Financial’s or your financial intermediary’s website.

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